EXHIBIT 99.1

For more information, please contact:
Bill Davis, Perficient, Inc.
314-529-3555
bill.davis@perficient.com
For Immediate Release

PERFICIENT REPORTS FOURTH QUARTER AND FULL YEAR 2012 RESULTS

~Revenues up 18%; Provides 2013 Revenue Guidance of $345 to $365 Million~

SAINT LOUIS (March 7, 2013) – Perficient, Inc. (NASDAQ: PRFT) (“Perficient”), a leading information technology consulting firm serving Global 2000® and other large enterprise customers throughout North America, today reported its financial results for the quarter ended December 31, 2012.

Financial Highlights

For the quarter ended December 31, 2012:

•	Revenues increased 18% to $83.1 million from $70.4 million for the fourth quarter 2011;
•	Services revenue increased 17% to $71.8 million from $61.3 million for the fourth quarter 2011;
•
Adjusted earnings per share results (a non-GAAP measure; see attached schedule, which reconciles to GAAP earnings per share) on a fully diluted basis increased to $0.23 from $0.21 for the fourth quarter 2011;

•	Earnings per share results on a fully diluted basis increased to $0.14 from $0.09 for the fourth quarter 2011;
•	EBITDAS (a non-GAAP measure; see attached schedule, which reconciles to GAAP net income) increased 22% to $12.6 million from $10.3 million for the fourth quarter 2011;
•	Net income increased 61% to $4.4 million compared to $2.7 million for the fourth quarter 2011; and
•	Perficient repurchased 619,000 shares of its common stock at a cost of $6.8 million during the fourth quarter 2012.

For the year ended December 31, 2012:

•	Revenues increased 25% to $327.1 million from $262.4 million for 2011;
•	Services revenue increased 23% to $286.5 million from $233.2 million for 2011;
•	Adjusted earnings per share results (a non-GAAP measure; see attached schedule which reconciles to GAAP earnings per share) on a fully diluted basis increased to $0.92 from $0.77 for 2011;
•	Earnings per share results on a fully diluted basis increased to $0.52 from $0.37 for 2011;
•	EBITDAS (a non-GAAP measure; see attached schedule which reconciles to GAAP net income) increased 25% to $48.2 million from $38.7 million for 2011;
•	Net income increased 50% to $16.1 million from $10.7 million for 2011; and
•	Perficient had $5.8 million in cash and cash equivalents as of December 31, 2012 after repurchasing 724,000 shares of its common stock at a cost of $8.0 million during 2012.

“The fourth quarter capped another year of solid revenue and earnings growth at Perficient,” said Jeffrey Davis, chief executive officer and president. “Ours remains a story of consistent and dependable performance, resulting from focused fiscal discipline and a collective commitment to growing our business for clients, employees, and shareholders.  Perficient is well-positioned in 2013 to capitalize on the steadily improving enterprise technology spending market.”

“We see an opportunity this year to continue to push average bill rates higher, driving additional margin expansion and earnings, while building on record operating cash flows,”  said Paul Martin, chief financial officer. “Perficient continues to generate the necessary funds for both an aggressive acquisition program and accretive share repurchase as we march toward our $500 million revenue run-rate goal.”

During the quarter, Perficient added new customer relationships and follow-up projects with leading enterprises including Carter’s, Caterpillar, Essilor, Genesco, Highmark, Humana, Ideomed, Mason Companies, MD Anderson Cancer, Spectrum Health, Target,Tishman-Speyer, tw telecom, Vitamin Shoppe, and many others.

Additionally, Perficient recently was named one of 15 Microsoft partners in the United States to receive the Premier Support Lync Partner certification, received the Microsoft Southwest District “Winning on Value” award, and was named by Google Enterprise as the 2012 North America Deployment Partner of the Year.

Business Outlook
The following statements are based on current expectations. These statements are forward-looking and actual results may differ materially. See “Safe Harbor Statement” below.

Perficient expects its first quarter 2013 services and software revenue, including reimbursed expenses, to be in the range of $81.1 million to $85.4 million, comprised of $76.2 million to $80.2 million of revenue from services including reimbursed expenses and $4.9 million to $5.2 million of revenue from sales of software. The midpoint of first quarter 2013 services revenue guidance represents growth of 12% over first quarter 2012 services revenue.

Perficient is issuing a full year revenue guidance range of $345 million to $365 million and an adjusted earnings per share guidance range of $0.97 to $1.07 for 2013.

Conference Call Details
Perficient will host a conference call regarding fourth quarter and full year 2012 financial results today at 10 a.m. Eastern.

WHAT: Perficient Reports Fourth Quarter and Full Year 2012 Results
WHEN: Thursday, March 7, 2013, at 10 a.m. Eastern
CONFERENCE CALL NUMBERS: 866-362-5158 (U.S. and Canada) 617-597-5397 (International)
PARTICIPANT PASSCODE: 69630035
REPLAY TIMES: Thursday, March 7, 2013, at 12 p.m. Eastern, through Thursday, March 14, 2013
REPLAY NUMBER: 888-286-8010 (U.S. and Canada) 617-801-6888 (International)
REPLAY PASSCODE: 59340443

About Perficient
Perficient is a leading information technology consulting firm serving Global 2000 and enterprise customers throughout North America. Perficient’s professionals serve clients from a network of offices across North America and three offshore locations, in Eastern Europe, India, and China.  Perficient helps clients use Internet-based technologies to improve productivity and competitiveness, strengthen relationships with customers, suppliers, and partners, and reduce information technology costs. Perficient, traded on the Nasdaq Global Select Market(SM), is a member of the Russell 2000® index and the S&P SmallCap 600 index. Perficient is an award-winning “Premier Level” IBM business partner, a TeamTIBCO partner, a Microsoft National Systems Integrator and Gold Certified Partner, an EMC Select Services Team Partner, and an Oracle Platinum Partner. For more information, please visit www.perficient.com.

Safe Harbor Statement
Some of the statements contained in this news release that are not purely historical statements discuss future expectations or state other forward-looking information related to financial results and business outlook for 2013.  Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements.  The “forward-looking” information is based on management’s current intent, belief, expectations, estimates, and projections regarding our company and our industry.  You should be aware that those statements only reflect our predictions.  Actual events or results may differ substantially.  Important factors that could cause our actual results to be materially different from the forward-looking statements include (but are not limited to) those disclosed under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2012. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.  This cautionary statement is provided pursuant to Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  The forward-looking statements in this release are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

About Non-GAAP Financial Information
This press release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (“GAAP”), please see the section entitled “About Non-GAAP Financial Measures” and the accompanying tables entitled “Reconciliation of GAAP to Non-GAAP Measures.”

PERFICIENT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011

Revenues
Services	$71,755	$61,255	$286,548	$233,166
Software and hardware	8,066	5,006	25,188	15,624
Reimbursable expenses	3,307	4,172	15,360	13,649
Total revenues	83,128	70,433	327,096	262,439

Cost of revenues
Project personnel costs	45,220	39,581	180,092	146,946
Software and hardware costs	6,982	4,298	21,536	13,521
Reimbursable expenses	3,307	4,172	15,360	13,649
Other project related expenses	1,090	438	4,078	4,892
Stock compensation	757	638	2,627	2,297
Total cost of revenues	57,356	49,127	223,693	181,305

Gross margin	25,772	21,306	103,403	81,134

Selling, general and administrative	13,943	11,608	57,838	44,749
Stock compensation	1,845	1,781	7,015	6,923
	9,984	7,917	38,550	29,462

Depreciation	661	547	2,251	1,754
Amortization	2,163	1,678	7,827	6,341
Acquisition costs	40	18	1,871	1,249
Adjustment to fair value of contingent consideration	82	734	517	1,586
Income from operations	7,038	4,940	26,084	18,532

Net interest (expense) income	(12)	1	(143)	68
Net other (expense) income	(5)	51	44	45
Income before income taxes	7,021	4,992	25,985	18,645
Provision for income taxes	2,645	2,271	9,878	7,898
Net income	$4,376	$2,721	$16,107	$10,747

Basic net income per share	$0.14	$0.10	$0.54	$0.39
Diluted net income per share	$0.14	$0.09	$0.52	$0.37

Shares used in computing basic net income per share	30,326	27,943	29,536	27,745
Shares used in computing diluted net income per share	31,811	29,576	31,086	29,184

PERFICIENT, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)
(in thousands)

	December 31,	December 31,
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$5,813	$9,732
Accounts receivable, net	69,662	60,892
Prepaid expenses	1,649	1,246
Other current assets	3,717	3,118
Total current assets	80,841	74,988
Property and equipment, net	4,398	3,490
Goodwill	160,936	132,038
Intangible assets, net	17,350	10,128
Other non-current assets	3,669	3,288
Total assets	$267,194	$223,932

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$7,959	$5,029
Other current liabilities	20,605	18,483
Total current liabilities	28,564	23,512
Long-term debt	2,800	-
Other non-current liabilities	1,417	1,461
Total liabilities	32,781	24,973

Stockholders' equity:
Common stock	39	36
Additional paid-in capital	276,201	248,855
Accumulated other comprehensive loss	(306)	(279)
Treasury stock	(62,970)	(54,995)
Retained earnings	21,449	5,342
Total stockholders' equity	234,413	198,959
Total liabilities and stockholders' equity	$267,194	$223,932

About Non-GAAP Financial Measures
Perficient provides non-GAAP financial measures for EBITDAS (earnings before interest, income taxes, depreciation, amortization, and stock compensation), adjusted net income, and adjusted net income per share data as supplemental information regarding Perficient’s business performance. Perficient believes that these non-GAAP financial measures are useful to investors because they provide investors with a better understanding of Perficient’s past financial performance and future results. Perficient’s management uses these non-GAAP financial measures when it internally evaluates the performance of Perficient’s business and makes operating decisions, including internal operating budgeting, performance measurement, and the calculation of bonuses and discretionary compensation.  Management excludes stock-based compensation related to employee stock options and restricted stock awards, the amortization of intangible assets, acquisition costs, adjustments to the fair value of contingent consideration, and income tax effects of the foregoing, when making operational decisions.
Perficient believes that providing the non-GAAP financial measures to its investors is useful because it allows investors to evaluate Perficient’s performance using the same methodology and information used by Perficient’s management. Specifically, adjusted net income is used by management primarily to review business performance and determine performance-based incentive compensation for executives and other employees.  Management uses EBITDAS to measure operating profitability, evaluate trends, and make strategic business decisions.

Non-GAAP financial measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of discretionary judgment as to which charges are excluded from the non-GAAP financial measure. However, Perficient’s management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of EBITDAS, adjusted net income, and adjusted net income per share. In addition, some items that are excluded from adjusted net income and adjusted earnings per share can have a material impact on cash. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. Perficient has historically provided non-GAAP financial measures to the investment community as a supplement to its GAAP results to enable investors to evaluate Perficient’s business performance in the way that management does. Perficient’s definition may be different from similar non-GAAP financial measures used by other companies and/or analysts.

The non-GAAP adjustments, and the basis for excluding them, are outlined below:

Amortization of Intangible Assets
Perficient has incurred expense on amortization of intangible assets primarily related to various acquisitions. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted net income per share. Perficient believes that eliminating this expense from its non-GAAP financial measures is useful to investors because the amortization of intangible assets can be inconsistent in amount and frequency, and is significantly impacted by the timing and magnitude of Perficient’s acquisition transactions, which also vary substantially in frequency from period to period.

Acquisition Costs
Perficient incurs transaction costs related to acquisitions which are expensed in its GAAP financial statements.  Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted net income per share.  Perficient believes that excluding these expenses from its non-GAAP financial measures is useful to investors because these are expenses associated with each transaction, and are inconsistent in amount and frequency causing comparison of current and historical financial results to be difficult.

Adjustments to Fair Value of Contingent Consideration
Perficient is required to remeasure its contingent consideration liability related to acquisitions each reporting period until the contingency is settled.  Any changes in fair value are recognized in earnings.  Management excludes these items for the purposes of calculating adjusted net income and adjusted net income per share.  Perficient believes that excluding these adjustments from its non-GAAP financial measures is useful to investors because they are related to acquisitions, and are inconsistent in amount and frequency from period to period.

Stock-Based Compensation
Perficient incurs stock-based compensation expense under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation.  Perficient excludes this item for the purposes of calculating EBITDAS, adjusted net income, and adjusted net income per share because it is a non-cash expense, which Perficient believes is not reflective of its business performance. The nature of stock-based compensation expense also makes it very difficult to estimate prospectively, since the expense will vary with changes in the stock price and market conditions at the time of new grants, varying valuation methodologies, subjective assumptions, and different award types, making the comparison of current results with forward looking guidance potentially difficult for investors to interpret. The tax effects of stock-based compensation expense may also vary significantly from period to period, without any change in underlying operational performance, thereby obscuring the underlying profitability of operations relative to prior periods.  Perficient believes that non-GAAP measures of profitability, which exclude stock-based compensation are widely used by analysts and investors.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
GAAP Net Income	$4,376	$2,721	$16,107	$10,747
Additions:
Provision for income taxes	2,645	2,271	9,878	7,898
Amortization	2,163	1,678	7,827	6,341
Acquisition costs	40	18	1,871	1,249
Adjustment to fair value of contingent consideration	82	734	517	1,586
Stock compensation	2,602	2,419	9,642	9,220
Adjusted Net Income Before Tax	11,908	9,841	45,842	37,041
Adjusted income tax (1)	4,549	3,769	17,237	14,446
Adjusted Net Income	$7,359	$6,072	$28,605	$22,595

GAAP Net Income Per Share (diluted)	$0.14	$0.09	$0.52	$0.37
Adjusted Net Income Per Share (diluted)	$0.23	$0.21	$0.92	$0.77
Shares used in computing GAAP and Adjusted Net Income Per Share (diluted)	31,811	29,576	31,086	29,184

(1) The estimated adjusted effective tax rate of 38.2% and 38.3% for the three months ended December 31, 2012 and 2011, respectively, and 37.6% and 39.0% for the year ended December 31, 2012 and 2011, respectively, has been used to calculate the provision for income taxes for non-GAAP purposes.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
GAAP Net Income	$4,376	$2,721	$16,107	$10,747
Additions:
Provision for income taxes	2,645	2,271	9,878	7,898
Net interest expense (income)	12	(1)	143	(68)
Net other expense (income)	5	(51)	(44)	(45)
Depreciation	661	547	2,251	1,754
Amortization	2,163	1,678	7,827	6,341
Acquisition costs	40	18	1,871	1,249
Adjustment to fair value of contingent consideration	82	734	517	1,586
Stock compensation	2,602	2,419	9,642	9,220
EBITDAS (1)	$12,586	$10,336	$48,192	$38,682

(1) EBITDAS is a non-GAAP performance measure and is not intended to be a performance measure that should be regarded as an alternative to or more meaningful than either GAAP operating income or GAAP net income. EBITDAS measures presented may not be comparable to similarly titled measures presented by other companies.